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                          AMENDED AND RESTATED GUARANTY

            AMENDED AND RESTATED GUARANTY dated as of May 12, 1997, by Springdale Fashions, Inc., a Delaware corporation, (the "Guarantor"), in favor of The CIT Group/Commercial Services, Inc., a Delaware corporation, as agent ("Agent") for the Lenders named in the Amended and Restated Financing and Security Agreement dated of even date herewith, among The CIT Group/Commercial Services, Inc. ("CIT") and the other lender party thereto (the "Lender"), the Agent and Andover Togs, Inc. (the "Borrower"), as Borrower (as the same may from time to time be amended, modified or supplemented, the "Financing Agreement"); capitalized terms used herein and not otherwise defined herein shall have the meanings attributed thereto in the Financing Agreement.

            WHEREAS, Andover Togs, Inc. (the "Borrower") and the Guarantor filed a voluntary petition for relief under chapter 11, title 11, of the United States Code (the "Bankruptcy Code") with the United States Bankruptcy Court for the Southern District of New York (the "Court").

            WHEREAS, the Borrower and CIT have heretofore entered into that certain Replacement DIP Financing and Security Agreement dated as of September 19, 1996 (as amended, the "Original Financing Agreement").

            WHEREAS, Springdale Fashions, Inc., a debtor in possession (the "Original Guarantor") has heretofore executed and delivered to CIT that certain Guaranty dated September 19, 1996 (the "Original Guaranty") under the Original Guarantor agreed to guaranty the obligations of the Borrower in favor of CIT.

            WHEREAS, pursuant to the Plan of Reorganization of Andover Togs, Inc. and certain affiliates including the Guarantor (the "Plan of Reorganization") and under chapter 11 of the Bankruptcy Code, the Original Guarantor will reorganize its business and operations, which Plan of Reorganization was confirmed by order of the Court entered on April 10, 1997.


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            WHEREAS, in conjunction with the consummation of the Plan of
Reorganization, the Borrower and CIT have entered into that certain Amended and Restated Financing and Security Agreement (as amended, modified or supplemented from time to time, the "Financing Agreement") dated as of the date hereof, amending and restating, in its entirety, the Original Financing Agreement and Springdale Fashions, Inc. has entered into that certain amended and Restated Guaranty (the "Guaranty") of the date hereof, amending and restating, in its entirety, the Original Guaranty.

            WHEREAS, pursuant to the Financing Agreement, CIT has agreed to renew, modify and extend the loan facilities provided in the Original Financing Agreement (the maximum amount of the loans has been lowered as specified in the Financing Agreement) subject to the conditions and provisions set out in the Financing Agreement.

            WHEREAS, it is a condition precedent to the consummation of the transactions contemplated by the Financing Agreement that Springdale Fashions, Inc. confirm and assure by its execution and delivery of this Guaranty that it remains liable in its capacity as Guarantor for the obligations of the Borrower that the Collateral (as hereinafter defined) is and remains collateral security for the Guaranteed Obligations (as such term is defined in the Guaranty Agreement) and for all other credit from time to time extended by CIT to the Borrower under the Financing Agreement and for all other obligations thereunder.

            The Agent and the Lender have agreed to extend Loans and certain other financial accommodations, including, without limitation, assisting in the issuance of the Letters of Credit to the Borrower pursuant to, and subject to the terms and conditions of, the Financing Agreement. The obligations of the Lender under the Financing Agreement to extend such Loans and other financial accommodations and to assist the Borrower in obtaining Letters of Credit are conditioned on the execution and delivery by the Guarantor of a guaranty in the form hereof of the Obligations (such Obligations to include, without limitation, the due and punctual payment and performance of (a) the obligation of the Borrower to pay the principal of and interest on the Loans, when and as due, whether at maturity, by acceleration, upon one or


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more dates set for prepayment or otherwise, (b) Indebtedness of the Borrower at any time and from time to time under any Letters of Credit and (c) all other obligations of the Borrower at any time and from time to time under the Financing Agreement and the other Loan Documents.

            Accordingly, in consideration of the premises and in order to induce the Agent and the Lender to make Loans and extend other financial accommodations under the Financing Agreement, the Guarantor hereby agrees as follows:

            Section 1. Guaranty. The Guarantor hereby irrevocably and unconditionally guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, and the punctual performance, of all present and future Obligations of the Borrower (including, without limitation, obligations under the Financing Agreement)(the foregoing being herein referred to as the "Guaranteed Obligations"); provided, however, that anything to the contrary notwithstanding, the maximum liability of the Guarantor hereunder and under the other Loan Documents shall not exceed an amount equal to the largest amount that would not render the Guarantor's obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any equivalent provision of the law of any state.

            Section 2. Waiver. The Guarantor hereby absolutely, unconditionally and irrevocably waives, to the fullest extent permitted by law, (i) promptness, diligence, notice of acceptance and any other notice with respect to this Guaranty, (ii) presentment, demand of payment, protest, notice of dishonor or nonpayment and any other notice with respect to the Guaranteed Obligations,
(iii) any requirement that the Agent or Lender protect, secure, perfect or insure any security interest or Lien or any property subject thereto or exhaust any right or take any action against the Borrower or any other person or any Collateral, and (iv) any other action, event or precondition to the enforcement of this Guaranty or the performance by the Guarantor of the obligations hereunder.

            Section 3. Guaranty Absolute. (a) The Guarantor guarantees that, to the fullest extent permitted by law, the Guaranteed Obligations will be paid or performed strictly in


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accordance with their terms, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or any Lender with respect thereto.

            (b) No invalidity, irregularity, voidability, voidness or unenforceability of the Financing Agreement, the Note(s), or any other Loan Document or any other agreement or instrument relating thereto, or of all or any part of the Guaranteed Obligations or of any security therefor shall affect, impair or be a defense to this Guaranty.

            (c) This Guaranty is one of payment and performance and not collection and the obligations of the Guarantor under this Guaranty are independent of the Obligations of the Borrower, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower or whether the Borrower is joined in any such action or actions.

            (d) The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

                  (i) any change in the manner, place or terms of payment or performance, and/or any change or extension of the time of payment or performance of, renewal or alteration of, any Obligation, any security therefor, or any liability incurred directly or indirectly in respect thereof, or any other amendment or waiver of or any consent to departure from the Financing Agreement or the Notes or any other Loan Document, including any increase in the Guaranteed Obligations resulting from the extension of additional credit to the Borrower or any of its subsidiaries or otherwise;

                  (ii) any sale, exchange, release, surrender, realization upon any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, all or any of the Guaranteed Obligations, and/or any offset thereagainst, or failure to perfect, or continue the perfection of, any Lien in any such property, or delay in the perfection of any such Lien, or any amendment or waiver


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      of or consent to departure from any other guaranty for all or any of the
      Guaranteed Obligations;

                  (iii) any exercise or failure to exercise any rights against the Borrower or others (including the Guarantor);

                  (iv) any settlement or compromise of any security for any Obligation, or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and any subordination of the payment of all or any part thereof to the payment of any Obligation (whether due or not) of the Borrower to creditors of the Borrower other than the Guarantor;

                  (v) any manner of application of Collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Guaranteed Obligations or any other assets of the Borrower or any of its subsidiaries;

                  (vi) any change, restructuring or termination of the existence of the Borrower or any of its subsidiaries; or

                  (vii) any other agreements or circumstance of any nature whatsoever which might otherwise constitute a defense available to, or a discharge of, this Guaranty and/or obligations of the Guarantor hereunder, or a defense to, or discharge of, the Borrower or any other person or party relating to this Guaranty or the obligations of the Guarantor hereunder or otherwise with respect to the Loans, Letters of Credit or other financial accommodations to the Borrower.

            (e) The Agent may at any time and from time to time (whether or not after revocation or termination of this Guaranty) without the consent of, or notice (except as shall be required by applicable statute and cannot be waived) to, the Guarantor, and without incurring responsibility to the Guarantor or impairing or releasing the obligations of the Guarantor hereunder, apply any sums by whomsoever paid or howsoever realized to any Guaranteed


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Obligation regardless of what Guaranteed Obligations remain unpaid.

            (f) This Guaranty shall continue to be effective or be reinstated, as the case may be, if claim is ever made upon the Agent or any Lender for repayment or recovery of any amount or amounts received by the Agent or such Lender in payment or on account of any of the Guaranteed Obligations and the Agent or such Lender repays all or part of said amount by reason of any judgment, decree or order of any court or administrative body having jurisdiction over the Agent or such Lender or the respective property of each, or any settlement or compromise of any such claim effected by the Agent or such Lender with any such claimant (including the Borrower), then and in such event the Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon the Guarantor, notwithstanding any revocation hereof or the cancellation of any note (including the Notes) or other instrument evidencing any Obligation, and the Guarantor shall be and remain liable to the Agent and/or such Lender hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by the Agent or such Lender.

            Section 4. Continuing Guaranty. This Guaranty is a continuing one and shall (i) remain in full force and effect until the indefeasible payment and satisfaction in full of the Guaranteed Obligations, (ii) be binding upon the Guarantor, its successors and assigns, and (iii) inure to the benefit of, and be enforceable by, the Agent and its successors, transferees and assigns. All obligations to which this Guaranty applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon.

            Section 5. Representations, Warranties and Covenants. The Guarantor hereby represents, warrants and covenants to and with the Agent that:

            (a) The Guarantor has the corporate power to execute and deliver this Guaranty and to incur and perform its obligations hereunder;


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            (b) The Guarantor has duly taken all necessary corporate action to authorize the execution, delivery and performance of this Guaranty and to incur and perform its obligations hereunder;

            (c) Other than the entry by the Bankruptcy Court of the Confirmation Order, no consent, approval, authorization or other action by, and no notice to or of, or declaration or filing with, any governmental or other public body, or any other Person, is required for the due authorization, execution, delivery and performance by the Guarantor of this Guaranty or the consummation of the transactions contemplated hereby;

            (d) The execution, delivery and performance by the Guarantor of this Guaranty do not and will not violate or otherwise conflict with any term or provision of any material agreement, instrument, judgment, decree, order or any statute, rule or governmental regulation applicable to the Guarantor or result in the creation of any Lien upon any of its properties or assets pursuant thereto;

            (e) This Guaranty has been duly authorized, executed and delivered by the Guarantor and constitutes the legal, valid and binding obligation of the Guarantor, and is enforceable against the Guarantor in accordance with its terms, except as enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally, and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law); and

            (f) No proceeding referred to in paragraph (e) or (f) of Section
      12.01 the Financing Agreement is pending against the Guarantor and no other event referred to in such Section 12.01 has occurred and is continuing, and the property of the Guarantor is not subject to any assignment for the benefit of creditors.

            Section 6. Expenses. The Guarantor will upon demand reimburse the Agent for any sums, costs, and expenses which the


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Agent may reasonably pay or incur pursuant to the provisions of this Guaranty or in negotiating, executing, perfecting, defending, protecting or enforcing this Guaranty or in enforcing payment of the Guaranteed Obligations or otherwise in connection with the provisions hereof, including court costs, collection charges, travel expenses, and reasonable attorneys' fees, together with interest thereon as specified in Section 12 hereof. The Guarantor shall not be required to pay any such sums if such sums have been paid by the Borrower under the Financing Agreement.

            Section 7. Terms. (a) All terms defined in the UCC and used herein shall have the meanings as defined in the UCC, unless the context otherwise requires.

            (b) The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation".

            (c) All references herein to Sections and subsections shall be deemed to be references to Sections and subsections of this Guaranty unless the context shall otherwise require.

            Section 8. Amendments and Modification. No provision hereof shall be modified, altered or limited except by written instrument expressly referring to this Guaranty and to such provision, and executed by the party to be charged.

            Section 9. Subrogation. The Guarantor will not exercise any rights which it may acquire by way of subrogation hereunder, by any payment made by it hereunder or otherwise, until the Financing Agreement is terminated and all of the Obligations and all other expenses to be paid by the Guarantor pursuant hereto shall have been satisfied in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations and all such other expenses shall not have been paid in full or the Financing Agreement is not terminated, such amount shall be held in trust for the benefit of the Agent, shall be segregated from the other funds of the Guarantor and shall forthwith be paid over to the Agent to be applied in whole or in part by the Agent against the


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Obligations, whether matured or unmatured, and all such other expenses in accordance with the terms of the Financing Agreement.

            Section 10. Remedies Upon Default; Right of Set-Off. (a) Upon the occurrence and during the continuance of any Event of Default, the Agent may, without notice to or demand upon the Borrower or the Guarantor, declare any Guaranteed Obligations immediately due and payable, and shall be entitled to enforce the obligations of the Guarantor hereunder.

            (b) Upon such declaration by the Agent, the Agent and any Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Agent or any Lender to or for the credit or the account of the Guarantor against any and all of the obligations of the Guarantor now or hereafter existing under this Guaranty, whether or not the Agent or such Lender shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured. The Agent agrees promptly to notify the Guarantor after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agent and Lender under this Section 10 are in addition to other rights and remedies (including other rights of set-off) which the Agent and Lender may have.

            Section 11. Statute of Limitations. Any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by the Borrower or others (including the Guarantor), with respect to any of the Guaranteed Obligations shall, if the statute of limitations in favor of the Guarantor against the Agent or Lender shall have commenced to run, toll the running of such statute of limitations and, if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

            Section 12. Interest. All amounts payable from time to time by the Guarantor pursuant to Section 6 hereunder shall bear interest at the Default Rate of Interest.


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            Section 13. Rights and Remedies Not Waived. No act, omission or delay by the Agent shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by the Agent of any default hereunder or right or remedy which it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion.

            Section 14. Admissibility of Guaranty. The Guarantor agrees that any copy of this Guaranty signed by the Guarantor and transmitted by telecopier for delivery to the Agent shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence.

            Section 15. Notices. All notices, requests and demands to or upon the Agent or the Guarantor under this Agreement shall be in writing and given as provided in the Financing Agreement, provided that in the case of the Guarantor, notice shall be given to the Borrower.

            Section 16. Counterparts. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original and all of which shall together constitute one and the same agreement.

            Section 17. CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL; ETC. (a) In any litigation in any court with respect to, in connection with, or arising out of this Guaranty or any instrument or document delivered pursuant to this Guaranty, or the validity, protection, interpretation, collection or enforcement thereof, or any other claim or dispute howsoever arising, between the Guarantor on the one hand and the Agent and the Lender on the other hand, the Guarantor, to the fullest extent it may effectively do so, (i) waives the right to interpose any setoff, recoupment, counterclaim or cross-claim in connection with any such litigation, irrespective of the nature of such setoff, recoupment, counterclaim or cross-claim, unless such setoff, recoupment, counterclaim or cross-claim could not, by reason of any applicable Federal or State procedural laws, be interposed, pleaded or alleged in any other action and


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(ii) WAIVES TRIAL BY JURY IN CONNECTION WITH ANY SUCH LITIGATION AND ANY RIGHT
IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE GUARANTOR AGREES THAT THIS SECTION 17(a) IS A SPECIFIC AND MATERIAL ASPECT OF THIS GUARANTY AND ACKNOWLEDGES THAT THE LENDER WOULD NOT EXTEND TO THE BORROWER ANY FINANCIAL ACCOMMODATIONS UNDER THE FINANCING AGREEMENT IF THIS SECTION 17(a) WERE NOT PART OF THIS GUARANTY.

            (b) The Guarantor hereby irrevocably consents to the non-exclusive jurisdiction of the courts of the State of New York and of any Federal Court located in the City of New York in connection with any action or proceeding arising out of or relating to this Guaranty or any document or instrument delivered pursuant to this Guaranty. In any such litigation, the Guarantor waives, to the fullest extent it may effectively do so, personal service of any summons, complaint or other process and agrees that the service thereof may be made by certified or registered mail directed to the Guarantor at its address for notice determined in accordance with Section 15 hereof. The Guarantor hereby waives, to the fullest extent it may effectively do so, the defenses of forum non conveniens and improper venue.

            (c) The Guarantor hereby waives presentment, notice of dishonor and protests of all instruments included in or evidencing any of the Guaranteed Obligations, and any and all other notices and demands whatsoever (except as expressly provided herein).

            Section 18. GOVERNING LAW. THIS GUARANTY AND THE GUARANTEED OBLIGATIONS SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED IN SUCH STATE, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

            Section 19. Captions; Separability. (a) The captions of the Sections and subsections of this Guaranty have been inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Guaranty.


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            (b) If any term of this Guaranty shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby.

            Section 20. Acknowledgment of Receipt. The Guarantor acknowledges receipt of a copy of this Guaranty and each of the Loan Documents.

            Section 21. Confirmation and Restatement of the Guaranties. The Original Guarantor hereby confirms its guaranty of the Guaranteed Obligations and all other obligations under this Guaranty and by the execution and delivery of this Guaranty by each Original Guarantor, each Original Guarantor acknowledges and agrees that the terms of the Original Guaranty are hereby superseded and restated in their entirety by this Guaranty without thereby cancelling, satisfying or discharging the obligations of each Original Guarantor thereunder.


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            IN WITNESS WHEREOF, the Guarantor has duly executed or caused this
Guaranty to be duly executed in the State of New York as of the date first above set forth.

                                    SPRINGDALE FASHIONS, INC.


                                    By: /s/ William L. Cohen
                                        -----------------------
                                        Name: William L. Cohen
                                        Title:  President


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